GUARANTY
This GUARANTY dated as of the 31st day of July, 2015 (this “Guaranty”) is made by PICO HOLDINGS, INC., a California corporation (“Guarantor”), in favor of CHS Hallock, LLC, a Minnesota limited liability company (“Beneficiary”).
Recitals
WHEREAS, Beneficiary and PICO Northstar Hallock, LLC, a Delaware limited liability company (“Seller”), have entered into that certain Asset Purchase Agreement dated as of the 13th day of July, 2015 (as amended, modified or supplemented from time to time, the “APA”), pursuant to which Seller has agreed to sell and assign and Beneficiary has agreed to purchase and assume substantially all of the Assets of Seller, including the Hallock Plant, and certain specifically enumerated Liabilities of Seller (all as defined and set forth in the APA), relating to Seller’s business of processing canola seeds and refining canola oils at the Hallock Plant. Terms used, but not defined, herein shall have the meanings set forth for such terms in the APA.
WHEREAS, Guarantor is the indirect parent and indirect majority member of Seller, and desires to guarantee for the benefit of Beneficiary the payment of certain amounts due by Seller, in each case as specified in, and when due under, Article VIII of the APA for the duration of the term of this Guaranty.
WHEREAS, pursuant to the terms of an Escrow Agreement executed on the Closing Date by Beneficiary, Seller and U.S. Bank National Association (the “Escrow Agent”), Beneficiary has deposited a portion of the Purchase Price, in the amount of $6,000,000 (the “Indemnification Escrow Amount”), with the Escrow Agent, to (a) provide a source of funds for the Adjustment Amount and Final Derivative Adjustment if payable by Seller to Buyer pursuant to Section 3.5.2(d) or Section 3.5.2(e) of the APA, respectively, and (b) reimburse Beneficiary for Losses relating to general indemnification matters, including breaches of or inaccuracies in representations and warranties (including those relating to environmental matters), and to those other indemnification matters identified in Section 8.2 of the APA, in each case, that have been either mutually agreed to by the parties or finally determined pursuant to Article VIII of the APA, but specifically excluding Losses that are covered exclusively by the Operations Escrow Amount (such Losses, the “General Indemnified Losses”).
WHEREAS, Seller’s maximum liability to the Buyer Indemnified Parties for Losses under Section 8.2(a) of the APA (other than with respect to Seller Fundamental Representations and the representations and warranties in Section 4.18 of the APA) is limited to the Indemnity Cap.
WHEREAS, in order to induce Beneficiary to enter into the APA, Beneficiary has requested that Guarantor guarantee the payment of General Indemnified Losses, if any, to the extent that the Indemnification Escrow Amount then held in the Escrow Account is fully extinguished or insufficient to pay any remaining sums due and owing by Seller to any Buyer Indemnified Party (but subject to the Guaranty Cap specified below), and Guarantor has agreed to do so by executing and delivering this Guaranty.
NOW THEREFORE, Guarantor hereby agrees as follows:
Section 1.Guarantee.
(a)During the period from the date hereof until the applicable termination time specified in Section 5, Guarantor hereby irrevocably and unconditionally guarantees to Beneficiary the satisfaction of the payment obligations of Seller under Article VIII of the APA relating to the General Indemnified Losses, as and when due, but only to the extent that the Indemnification Escrow Amount then held in the Escrow Account is fully extinguished or insufficient to pay any remaining sums due and owing by Seller to any Buyer Indemnified Party, and otherwise subject to the limitations and conditions set forth in this Guaranty (such obligations referred to herein as the “Guaranteed Obligations”). Guarantor’s liability with respect to the Guaranteed Obligations will not exceed $8,000,000, plus any amounts payable by Guarantor pursuant to Section 6(k) hereof, in the aggregate (collectively, the “Guaranty Cap”).
Guarantor hereby agrees that, except as specifically provided herein (including the limitations and conditions set forth in this Section 1(a)), and to the fullest extent permitted by applicable law, its performance of the Guaranteed Obligations shall not be conditional on (1) the validity or enforceability of the APA or the Guaranteed Obligations, (2) the taking of any action by Beneficiary to enforce the same or (3) any other circumstances; provided, however, that Guarantor and Beneficiary explicitly acknowledge and agree, for the avoidance of doubt, that nothing in this Guaranty is intended to, or will, override or supersede the requirements of Article VIII of the APA.

Notwithstanding anything to the contrary contained herein, it is a condition of Guarantor’s obligations hereunder that no claim for General Indemnified Losses may be made under this Guaranty until such claim first has been made to the Escrow Agent against the balance of the Indemnification Escrow Amount then held in the Escrow Account under the Escrow Agreement and such claim has either been (i) rejected in full in writing by the Escrow Agent because the balance of the Indemnification Escrow Amount then held in the Escrow Account has been fully extinguished, or (ii) rejected in part in writing by the Escrow Agent because the balance of the Indemnification Escrow Amount then held in the Escrow Account was insufficient to fully cover the General Indemnified Losses for which such claim was made and, after paying the balance of the Indemnification Escrow Amount then held in the Escrow Account to the applicable Buyer Indemnified Party for such General Indemnified Losses, a sum will remain due and owing by Seller to such Buyer Indemnified Party (in each case, with a copy of such written rejection submitted by Beneficiary to Guarantor along with any such claim for General Indemnified Losses).
(b)This Guaranty shall continue to be effective or be automatically reinstated, as the case may be, if and to the extent that at any time any performance of all or any portion of the Guaranteed Obligations or any amount owed to Beneficiary by Guarantor hereunder is rescinded or must otherwise be returned by Beneficiary upon the insolvency, bankruptcy or reorganization of Guarantor or Seller.
(c)This is a continuing and irrevocable guaranty of the Guaranteed Obligations, including as affected by any amendment or modification of the APA.
(d)Subject to the conditions of Section 1(a), a separate action may be brought by Beneficiary and prosecuted against Guarantor, whether or not any action is brought or prosecuted against Seller or whether Seller is joined to any such action.
(e)Without notice of demand and without affecting Guarantor’s liability hereunder, from time to time:
(i)Guarantor authorizes Beneficiary and Seller to renew, compromise, extend, accelerate or otherwise change the terms of the APA; and
(ii)Guarantor authorizes Beneficiary to take and hold security for the payment of the Guaranteed Obligations, and exchange, enforce, waive or release any such security or any part thereof, and apply any such security and direct the order or manner of sale thereof as Beneficiary in its commercially reasonable discretion may determine.
(f)Except as set forth in the third paragraph of Section 1(a), Guarantor waives the right to (i) require Beneficiary to proceed against or exhaust any security granted to Beneficiary by Seller or by any other person, or to pursue any other remedy in Beneficiary’s power whatsoever, and (ii) have the property of Seller first applied to discharge of the Guaranteed Obligations. Beneficiary may, at its election, exercise any right or remedy it may have against Seller or any security held by Beneficiary, including, without limitation, the right to foreclose upon any such security by judicial or nonjudicial sale, without affecting or impairing in any way the liability of Guarantor hereunder, except to the extent the Guaranteed Obligations have been fulfilled. Guarantor waives any defense arising out of the absence, impairment or loss of any right of reimbursement, contribution or subrogation or any other right or remedy of Guarantor against Seller, or any such security, whether resulting from such election by Beneficiary or otherwise. In addition, Guarantor hereby waives, to the fullest extent permitted by law and until all of the Guaranteed Obligations has been fully performed, all rights and benefits which might otherwise be available to Guarantor with respect to the APA and this Guaranty under applicable Minnesota law of suretyship and guarantor’s defenses generally.
(g)Provided that all of the Guaranteed Obligations have been paid and performed in full or this Guaranty has otherwise expired pursuant to Section 5 hereof, Guarantor shall be subrogated to all rights of Beneficiary in respect of any amounts paid by Guarantor pursuant to the provisions of this Guaranty. Except with respect to the delivery of the written rejection by the Escrow Agent provided for in the third paragraph of Section 1(a), Guarantor waives all presentments, demands for performance, notices of nonperformance, protests, notices of protest, notices of dishonor, notices of default or delinquency, notice of acceleration, notice of nonpayment, and notices of acceptance of this Guaranty. In addition, Guarantor waives any defense based upon (a) any amendment, modification or extension of the obligations hereby guaranteed and (b) any assertion or claim that the automatic stay provided by 11 U.S.C. §362 (arising upon the voluntary or involuntary bankruptcy proceeding of Seller or any permitted assignee), or any other stay provided under any other debtor relief law (whether statutory, common law, case law or otherwise) of any jurisdiction whatsoever, now or hereafter in effect, which may be or become applicable, shall operate or be interpreted to stay, enjoin, condition, reduce or impair the ability of Beneficiary to enforce any rights, whether now existing or hereafter acquired, which Beneficiary may have against Guarantor related to the Guaranteed Obligations. Guarantor assumes the responsibility of being and keeping informed of the financial condition of Seller and all of other circumstances bearing upon the risk of non-performance of the Guaranteed Obligations which diligent inquiry would reveal, and agrees that Beneficiary shall have no duty to advise Guarantor of information known to Beneficiary regarding such condition or any such circumstances.

(h)Except as otherwise provided in Section 1(a) and in Section 3, the liability of Guarantor under this Guaranty shall be absolute, unconditional and irrevocable (other than as a result of the performance of and/or compliance with the terms of such Guaranteed Obligations by Guarantor and/or Seller, or the written waiver, settlement and/or discharge of the Guaranteed Obligations by Beneficiary or the termination of this Guaranty in accordance with its terms) irrespective of the following:
(i)the lack of power or authority of Guarantor to execute and deliver this Guaranty or Seller to execute and deliver the APA;
(ii)the existence or continuance of Beneficiary, Seller or any affiliate thereof as a legal entity;
(iii)the consolidation or merger of Seller or any affiliate with or into any other corporation or other person, or the sale, lease or other disposition by Seller or any affiliate of all or substantially all of its assets to any other business entity, whether or not effected in compliance with the provisions of the APA;
(iv)the bankruptcy or insolvency of Seller or any affiliate, the admission in writing by Seller or any affiliate or its inability to pay its debts as they mature, or its making of a general assignment for the benefit of, or entering into a composition or arrangement with creditors; and
(v)any act, failure to act, delay or omission whatsoever on the part of Seller, other than the performance of and/or compliance with the terms of the Guaranteed Obligations, or any failure to give Guarantor notice of default in the making of any payment due and payable under this Guaranty or the APA.
(i)It is not and shall not be necessary for Beneficiary to inquire into the powers of Seller, or the managers, officers, directors, partners, trustees or agents acting or purporting to act on Seller’s behalf, and any Guaranteed Obligations made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder.
Section 2.Undertakings.
Guarantor hereby unconditionally undertakes to and on behalf of Beneficiary, until the earlier to occur of (a) the performance in full of the Guaranteed Obligations and (b) the termination of this Guaranty in accordance with its terms, that Guarantor will not cause, and will cause its subsidiaries not to cause, Seller (i) to file a voluntary petition in bankruptcy, or a voluntary petition or an answer seeking reorganization or liquidation in a proceeding under any bankruptcy laws or an answer admitting the material allegations of petition filed against Seller in any such proceeding, or (ii) to seek relief, by voluntary petition, answer or consent, under the provisions of any other bankruptcy or other extension or adjustment with creditors, or (iii) to adopt a resolution of liquidation; except in the case of clauses (i) or (ii), above, to the extent that Guarantor receives a written opinion from a nationally recognized law firm advising Guarantor that Guarantor and/or any one or more of its subsidiaries is required in the exercise of its fiduciary or other legal obligations to make such filing or seek such relief, as the case may be.
Section 3.Certain Limitations.
Notwithstanding anything in Sections 1 or 2 hereof to the contrary:
(a)Guarantor shall not be required by this Guaranty to perform any Guaranteed Obligations or undertaking if the performance thereof is illegal or impossible in the place where performance is required; and
(b)Guarantor shall not be required to perform any Guaranteed Obligations while the performance of such Guaranteed Obligations is being disputed in good faith by Seller in accordance with the dispute resolution provisions in the APA.
Section 4.Representations and Warranties of Guarantor.
Guarantor represents and warrants as follows, which representations and warranties shall survive the execution of this Guaranty:

(a)Organization and Authority; Binding Obligations. Guarantor is a corporation duly organized and validly existing under the laws of the State of California. It is not subject to any current orders for winding up, or appointment of a receiver or liquidator or to any notice of any proposed deregistration. Guarantor has all necessary power and authority to execute and deliver this Guaranty, to perform its obligations hereunder and to consummate the transactions contemplated hereby. This Guaranty has been duly authorized, executed and delivered by Guarantor and constitutes the valid and binding obligation of Guarantor, enforceable against Guarantor in accordance with its terms, subject, as to enforceability of remedies, to limitations imposed by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the enforcement of creditors’ rights generally and to general principles of equity.
(b)Non-Contravention; Consents. The execution and delivery by Guarantor of this Guaranty and the consummation of the transactions contemplated hereby do not conflict with or result in a breach of, or require any consent under, the organizational documents of Guarantor, or any applicable law or regulation, or any order, writ, injunction or decree of any court or governmental authority or agency, or any agreement or instrument to which Guarantor is a party or by which it is bound or to which it is subject, or constitute a default under any such agreement or instrument, or result in the creation of imposition of any lien, charge, claim or encumbrance upon any of the revenues or assets of Guarantor pursuant to the terms of any such agreement or instrument. No consent, action, approval or authorization of, or registration, declaration or filing with, any governmental authority or other third party is required to be obtained by Guarantor to authorize the execution, delivery or performance by Guarantor of this Guaranty or for the validity or enforceability hereof.
(c)No Actions, Suits or Proceedings. There are no pending or, to Guarantor’s knowledge, threatened actions, suits or proceedings against Guarantor or affecting it or its properties before or by any court or administrative agency which, if adversely determined, would adversely affect its ability to perform the Guaranteed Obligations.
Section 5.Termination.
Subject to Section 1(b) hereof, this Guaranty shall expire at 5:00 p.m., Central Time, on the date that is the earlier of (a) the 18-month anniversary of the Closing Date and (b) 30 calendar days after the termination of the APA, after which time, subject to the following parenthetical, no claim may be made against Guarantor hereunder (but without prejudice to any outstanding claim validly made against Guarantor hereunder at or prior to such time or any outstanding claim validly made against Seller in accordance with the APA at or prior to such time, which is subsequently made against Guarantor, whether before, at or within a commercially reasonable time after (making allowance for the time required to finally resolve such claim against Seller) such time, due to Seller having failed to fully satisfy such claim because the balance of the Indemnification Escrow Amount then held in the Escrow Account was insufficient to fully cover the General Indemnified Losses for which such claim was made); provided, however, that with respect to claims for General Indemnified Losses based on a breach of or inaccuracy in Section 4.15 of the APA only, the applicable expiry time of this Guaranty shall be 5:00 p.m., Central Time, on the fifth anniversary of the Closing Date (but without prejudice to any outstanding claim for such breach of or inaccuracy in Section 4.15 of the APA validly made against Guarantor hereunder at or prior to such time or any outstanding claim for such breach of or inaccuracy in Section 4.15 of the APA validly made against Seller in accordance with the APA at or prior to such time, which is subsequently made against Guarantor, whether before, at or within a commercially reasonable time after (making allowance for the time required to finally resolve such claim against Seller) such time, due to Seller having failed to fully satisfy such claim because the balance of the Indemnification Escrow Amount then held in the Escrow Account was insufficient to fully cover the General Indemnified Losses for which such claim was made).
Section 6.Miscellaneous.
(a)Notices. All notices to Guarantor under this Guaranty shall, until Guarantor furnishes written notice to the contrary, be mailed or delivered to Guarantor at 7979 Ivanhoe Avenue, Suite 300, La Jolla, CA, 92037, and directed to the attention of the Chief Executive Officer. All notices shall be effective when received by the addressee thereof. All notices to Beneficiary shall be mailed or delivered as provided in the APA.
(b)Governing Law; Jurisdiction.
(i)This Guaranty shall be governed by, and construed and enforced in accordance with, the laws of the State of Minnesota, without giving effect to the conflict of law rules thereof that would result in the application of any law other than the laws of the State of Minnesota.

(ii)The parties hereby submit to the exclusive jurisdiction of the Federal courts of the United States of America or the courts of the State of Minnesota, in each case, located in the County of Hennepin for the purposes of all legal proceedings arising out of or relating to this Guaranty or the transactions contemplated hereby. Each of the parties irrevocably waives, to the fullest extent permitted by applicable law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.
(c)Interpretation. The headings of the sections and other subdivisions of this Guaranty are inserted for convenience only and shall not be deemed to constitute a part hereof.
(d)Successors and Assigns. This Guaranty shall be binding upon and inure to the benefit of the respective successors and permitted assigns of Guarantor and Beneficiary.
(e)No Waiver; Amendments. No failure on the part of either party hereto to exercise, and no course of dealing with respect to, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by either party hereto of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The terms of this Guaranty may be waived, altered or amended only by an instrument in writing duly executed by Guarantor and Beneficiary.
(f)No Third Party Beneficiary. Neither this Guaranty nor any remedy arising hereunder is intended for the benefit of, or is enforceable by, any person other than Beneficiary, Guarantor, any Buyer Indemnified Party and their respective successors and permitted assigns.
(g)No Set-off. Subject to the terms of Sections 3.5.2(e), 6.12, 8.9, and 8.10 of the APA, by acceptance of this Guaranty, Beneficiary shall be deemed to have waived any right to set off against, combine, consolidate, or otherwise appropriate and apply (i) any assets of Guarantor at any time held by Beneficiary or (ii) any indebtedness or other liabilities at any time owing by Beneficiary to Guarantor, as the case may be, on account of the Guaranteed Obligations.
(h)Counterparts. This Guaranty may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument. A signed copy of this Guaranty delivered by facsimile, e-mail or other means of electronic transmission is to be deemed to have the same legal effect as delivery of an original signed copy of this Guaranty.
(i)Severability. If any provision hereof is invalid and unenforceable in any jurisdiction, then, to the fullest extent permitted by law, (1) the other provisions hereof shall remain in full force and effect in such jurisdiction and (2) the invalidity or unenforceability of any such provision in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.
(j)Waiver of Jury Trial. EACH OF GUARANTOR AND BENEFICIARY HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY OR THE TRANSACTIONS CONTEMPLATED HEREBY.
(k)Expenses and Fees. Guarantor agrees to be responsible for and to pay all reasonable costs and expenses, including, without limitation, reasonable attorneys’ fees and foreclosure fees, incurred by Beneficiary in connection with the collection of all sums guaranteed hereunder and the defense or enforcement of Beneficiary’s rights hereunder, whether or not suit is filed, and whether such collection be from Seller or from Guarantor, provided that no such costs and expenses shall be payable by Guarantor unless Beneficiary prevails in such collection, defense or enforcement. In the event that litigation is commenced, then the prevailing party in such litigation, whether Beneficiary or Guarantor, shall be entitled to an award of reasonable attorneys’ fees and expenses, as determined by the court.
(l)Entire Agreement. The terms and conditions set forth herein, together with the documents referenced herein, constitute the complete statement of the agreement between Guarantor and Beneficiary relating to the subject matter hereof. No prior parol evidence may be introduced or considered at any judicial or arbitration proceeding for any purpose to interpret or clarify any term or provision of this Guaranty.

IN WITNESS WHEREOF, Guarantor has caused this Guaranty to be duly executed as or the day and year first above written.

PICO HOLDINGS, INC., as Guarantor

By: /s/ John R. Hart
Name: John R. Hart
Title: President and CEO

Accepted and Agreed:

CHS Hallock, LLC, as Beneficiary

By: /s/ Thomas J. Malecha
Name: Thomas J. Malecha
Title: President